UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No.___)

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

BRIGHT MOUNTAIN HOLDINGS, INC.

(Name of Registrant As Specified in Charter)

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(2)

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(3)

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6400 Congress Avenue

Suite 2250

Boca Raton, Florida  33487

Telephone:  561-998-2440

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

NOTICE OF ACTIONS TAKEN BY WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

IN LIEU OF A SPECIAL MEETING

To the shareholders of Bright Mountain Holdings, Inc.:

This information statement is furnished to holders of shares of common stock of Bright Mountain Holdings, Inc., a Florida corporation, to inform you that, in lieu of a special meeting of shareholders, on June 23, 2014 by written consent the holders of a majority of our common stock have approved the name change of our company to “Bright Mountain Acquisition Corporation”.

The accompanying information statement is being furnished to our shareholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations prescribed thereunder.  As described in this information statement, the foregoing corporate action was approved by our board of directors by written consent on June 23, 2014.  Thereafter, on June 23, 2014, members of our board of directors and a principal shareholder who collectively hold a majority of the issued and outstanding shares of our common stock adopted by written consent resolutions approving this action. The written consent is the only shareholder approval required under Florida law for the purpose of approving the action. The Board is therefore not soliciting your proxy or consent in connection with the matters discussed above. You are urged to read the information statement carefully and in its entirety for a description of the action taken by the majority shareholders.

This action will not become effective before the date which is 20 days after this information statement was first mailed to shareholders. This information statement is being mailed on or about July 9, 2014 to shareholders of record on June 20, 2014.

By order of the board of directors

/s/ W. Kip Speyer
July 9, 2014 Boca Raton, Florida	W. Kip Speyer Chief Executive Officer

INFORMATION STATEMENT

Exhibit A:

Articles of Amendment to our Amended and Restated Articles of Incorporation

FORWARD-LOOKING STATEMENTS

This information statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 as filed with the Securities and Exchange Commission (the “2013 10-K”).

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6400 Congress Avenue

Suite 2250

Boca Raton, Florida  33487

Telephone:  561-998-2440

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

GENERAL INFORMATION

This information statement is being mailed on or about July 9, 2014 to the holders of record at the close of business on June 20, 2014, which we refer to as the Record Date, of the common stock of Bright Mountain Holdings, Inc., a Florida corporation, in connection with actions taken by written consent of holders of a majority of our common stock in lieu of a special meeting approving the name change of our company to “Bright Mountain Acquisition Corporation”.

Members of our board of directors and a principal shareholder of our company who collectively own a majority of our issued and outstanding common stock have executed a written consent on June 23, 2014 approving the action. These majority shareholders held of record on the Record Date approximately 72.5% of the total issued and outstanding shares of our common stock, which was sufficient to approve the action. The board of directors does not intend to solicit any proxies or consents from any other shareholders in connection with these actions.

The elimination of the need for a meeting of shareholders to approve the action is made possible by Section 607.0704 of the Florida Business Corporation Act which provides that any action to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted.  In order to eliminate the costs involved in holding a special meeting the majority shareholders executed the written consent.

This information statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended to our shareholders of record on the Record Date. The action approved by the majority shareholders will be effective 20 days after the mailing of this information statement. This information statement is being mailed on or about July 9, 2014 to shareholders of record on June 20, 2014.  This information statement also constitutes notice under Section 607.0704 of the Florida Business Corporations Act that the corporate action was taken by written consent of the majority shareholders.

The entire cost of furnishing this information statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this information statement to the beneficial owners of our common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

PRINCIPAL SHAREHOLDERS

At June 20, 2014 we had 32,843,234 shares of our common stock issued and outstanding. The following table sets forth information regarding the beneficial ownership of our common stock as of June 20, 2014 by:

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each person known by us to be the beneficial owner of more than 5% of our common stock;

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each of our directors;

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each of our named executive officers; and

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our named executive officers, directors and director nominees as a group.

Unless otherwise indicated, the business address of each person listed is in care of 6400 Congress Avenue, Suite 2250, Boca Raton, FL  33487.  The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.

	Common Stock
Name and Address of Beneficial Owner	Shares	%
W. Kip Speyer (1)	18,169,214	54.8%
Todd F. Speyer	540,000	1.6%
Annette Casacci	1,000	≤1%
Jonathan D. Thielmann	0	—
Richard Rogers	360,000	1.1%
Todd Davenport	36,000	≤1%
All directors and executive officers as a group (six persons) (1)	19,106,214	57.6%
Andrew A. Handwerker (2)	6,847,247	19.7%

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The number of shares beneficially owned by Mr. Speyer includes:

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17,329,214 shares of our common stock held individually,

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300,000 shares of our common stock underlying our 10% Series A convertible preferred stock; and

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540,000 shares of our common stock held by his wife.

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The number of shares beneficially owned by Mr. Andrew A. Handwerker includes:

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4,982,000 shares held jointly with his wife,

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15,247 shares held individually,

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850,000 shares of our common stock underlying our 10% Series A convertible preferred stock,

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1,000,000 shares of our common stock underlying our 10% Series B convertible preferred stock

Mr. Andrew A. Handwerker’s address is 4399 Pine Tree Drive, Boynton Beach, FL  33436.

ARTICLES OF AMENDMENT TO CHANGE OUR CORPORATE NAME

On June 23, 2014 our board of directors approved a name change of our company to “Bright Mountain Acquisition Corporation” and recommended that our shareholders approve this name change.  By written consent, on June 23, 2014 the majority shareholders approved the name change.  To effect the name change, we will file Articles of Amendment to our Amended and Restated Articles of Incorporation with the Secretary of State of Florida, a copy of which is included as Exhibit A to this information statement.  We expect that the effective date of these Articles of Amendment will be on or about July 29, 2014 which is 20 days after this information statement is first mailed to our shareholders who did not execute the written consent of the majority shareholders.

Because our common stock is currently quoted on the OTC Bulletin Board, the name change will also require processing by the Financial Industry Regulatory Authority, Inc., or FINRA, pursuant to Rule 10b-17 of the Securities Exchange Act of 1934, as amended, in order for this action to be recognized in the market for trading purposes.  We expect to receive FINRA’s clearance prior to the effective date.  Our common stock will be quoted on the OTC Bulletin Board under our new name immediately following the effective date.  We will file a Current Report on Form 8-K with the Securities and Exchange Commission disclosing the effective date of the name change, as well as our new trading symbol and CUSIP number, prior to such effective date.

Following the name change, the share certificates in bearing the current name and CUSIP number will continue to be valid.  In the future, new share certificates will be issued reflecting the new name and new CUSIP number in due course as old certificates are tendered for exchange or transfer, but this in no way will effect the validity of your current share certificates.  We request that shareholders do not send in any of their stock certificates at this time.

DISSENTER'S RIGHTS

Under Florida law there are no dissenter's rights available to our shareholders in connection with the name change of our company.

SHAREHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more shareholders sharing the same address by delivering a single proxy or information statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy or information statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you currently receive multiple proxy or information statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Bright Mountain Holdings, Inc., 6400 Congress Avenue, Suite 2250, Boca Raton, Florida 33487 or by faxing a communication to (561) 998-2660.

WHERE YOU CAN FIND MORE INFORMATION

This information statement refers to certain documents that are not presented herein or delivered herewith.  Such documents are available to any person, including any beneficial owner of our shares, to whom this information statement is delivered upon oral or written request, without charge.  Requests for such documents should be directed to Bright Mountain Holdings, Inc., 6400 Congress Avenue, Suite 2250, Boca Raton, Florida  33487 or by faxing a communication to (561) 998-2660

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ W. Kip Speyer
July 9, 2014	W. Kip Speyer Chief Executive Officer

Exhibit A

FORM ARTICLES OF AMENDMENT TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

BRIGHT MOUNTAIN HOLDINGS, INC.

Pursuant to Section 607.1006 of the Florida Business Corporation Act of the State of Florida (the “FBCA”), the undersigned Chief Financial Officer of Bright Mountain Holdings, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the laws of the State of Florida and bearing Document Number P10000050881, does hereby certify:

FIRST:

The Board of Directors approved the following amendment to the Corporation’s Amended and Restated Articles of Incorporation by a unanimous written consent on June 23, 2014 pursuant to Section 607.0821 of the FBCA, and recommended that the Corporation’s shareholders approve such amendment.

SECOND:

The holders of a majority of the Corporation’s issued and outstanding common stock, representing its sole class of voting securities, approved the following amendment to the Corporation’s Amended and Restated Articles of Incorporation by written consent on June 23, 2014 pursuant to Section 607.0704 of the FBCA.  The number of votes cast by the majority shareholders was sufficient for approval.

THIRD:

Article I of the Corporation's Amended and Restated Articles of Incorporation is hereby deleted in its entirety and replaced with the following:

ARTICLE I

NAME

The name of the Corporation is Bright Mountain Acquisition Corporation.

FOURTH:

The effective date of these Articles of Amendment shall be July 29, 2014.

IN WITNESS WHEREOF, the undersigned duly authorized officer has executed these Articles of Amendment as of July 10, 2014.

Bright Mountain Holdings, Inc.

By:
Annette Casacci,
Chief Financial Officer